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                                                              EXHIBIT 10(b)


                     [Deloitte and Touche LLP Letterhead]


INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Post-Effective Amendment No. 4 to Registration Statement No. 333-1087 and in the Post-Effective Amendment No. 5 to Registration Statement No. 811-7547, both filed on Form N-4 of Valley Forge Life Insurance Company Variable Annuity Separate Account of our report on the financial statements of Valley Forge Life Insurance Company, dated February 10, 1999 and our report on the financial statements of the Valley Forge Life Insurance Company Variable Annuity Separate Account, dated February 23, 1999, appearing in the Registration Statement and to the reference to us under the heading "Experts" in the Registration Statement.


Deloitte & Touche LLP
Chicago, Illinois

April 26, 1999